S&T Bancorp, Inc. Consolidated Selected Financial Data June 30, 2002 (Dollars in thousands except per share data)							Page 1 of 3
	2001				2002		Year-to-date
For the period:	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q	June 2002	June 2001
Interest Income (FTE)	$44,911	$43,735	$41,792	$39,202	$36,992	$37,423	$74,415	$88,646
Interest Expense	21,560	20,272	18,640	16,241	14,473	14,147	28,620	41,832
Net Interest Income (FTE)	23,351	23,463	23,152	22,961	22,519	23,276	45,795	46,814
Provisions For Loan Losses	1,000	2,000	850	1,150	1,000	1,500	2,500	3,000
Net Interest Income
After Provisions (FTE)	22,351	21,463	22,302	21,811	21,519	21,776	43,295	43,814
Securities Gains, Net	1,424	2,499	4,268	1,499	1,752	1,722	3,474	3,923
Service Charges and Fees	1,715	1,765	1,888	1,932	1,772	1,909	3,681	3,480
Wealth Management	1,299	1,268	1,128	1,249	1,248	1,433	2,683	2,567
Other	2,010	2,256	2,432	2,598	2,508	2,591	5,099	4,266
Total Other Income	5,024	5,289	5,448	5,779	5,528	5,933	11,463	10,313
Salaries and Employee Benefits	6,436	6,129	6,251	6,282	6,994	6,299	13,293	12,565
Occupancy and Equip. Expense, Net	1,512	1,578	1,544	1,418	1,632	1,470	3,102	3,090
Data Processing Expense	641	677	677	638	697	695	1,392	1,318
FDIC Expense	72	71	72	72	71	70	141	143
Other	3,029	3,337	3,236	3,300	3,084	3,449	6,534	6,366
Total Other Expense	11,690	11,792	11,780	11,710	12,478	11,983	24,462	23,482
Income Before Taxes and Extraordinary Item	17,109	17,459	20,238	17,379	16,321	17,448	33,770	34,568
Taxable Equivalent Adjustment	734	738	730	736	741	751	1,492	1,472
Applicable Income Taxes	4,725	4,799	5,763	4,775	4,107	4,871	8,978	9,524
Net Income Before Extraordinary Item	11,650	11,922	$13,745	11,868	11,473	11,826	23,300	23,572
Extraordinary Item (after-tax)	0	0	1,887	0	0	0	0	0
Net Income	$11,650	$11,922	$11,858	$11,868	$11,473	$11,826	$23,300	$23,572
Per Common Share Data:
Shares Outstanding	26,960,118	26,893,489	26,776,579	26,646,179	26,520,979	26,639,003	26,639,003	26,893,489
Ave. Shs. Outstanding - Diluted	27,120,228	27,092,674	27,080,643	26,912,388	26,742,806	26,826,265	26,784,664	27,106,277
Net Income- Diluted before Extraordinary Item	$0.43	$0.44	$0.51	$0.44	$0.43	$0.44	$0.87	$0.87
Net Income- Diluted after Extraordinary Item	$0.43	$0.44	$0.44	$0.44	$0.43	$0.44	$0.87	$0.87
Dividends Declared	$0.22	$0.23	$0.23	$0.24	$0.24	$0.24	$0.48	$0.45
Book Value	$10.56	$10.82	$10.88	$11.01	$11.03	$11.25	$11.25	$10.82
Market Value	$23.14	$25.11	$23.40	$24.28	$25.45	$27.00	$27.00	$25.11

S&T Bancorp, Inc. Consolidated Selected Financial Data June 30, 2002 (Dollars in thousands)							Page 2 of 3
	2001				2002
Asset Quality Data:	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q
Nonaccrual Loans/Nonperforming Loans	$3,691	$7,840	$11,603	$8,253	$7,653	$6,248
Assets acquired through foreclosure
or repossession	546	541	443	1,711	2,166	2,431
Nonperforming Assets	4,237	8,381	12,046	9,964	9,819	8,679
Loan Loss Reserve	27,993	28,451	28,764	26,926	27,853	28,389
Nonperforming Loans / Loans	0.23%	0.48%	0.71%	0.50%	0.47%	0.37%
Loan Loss Reserve / Loans	1.71%	1.73%	1.75%	1.64%	1.72%	1.68%
Loan Loss Reserve /
Nonperforming Loans	758%	363%	248%	326%	364%	454%
Net Loan Charge-offs (Recoveries)	402	1,542	537	2,988	73	964
Net Loan Charge-offs (Recoveries)
(annualized) /Average Loans	0.10%	0.38%	0.13%	0.72%	0.02%	0.13%
Balance Sheet (Period-End):
Assets	$2,354,398	$2,363,970	$2,294,868	$2,357,874	$2,362,616	$2,425,854
Earning Assets (1)	2,185,844	2,195,954	2,131,929	2,176,629	2,203,077	2,258,635
Securities (1)	493,835	512,338	489,766	533,861	585,317	568,947
Loans, Gross	1,638,184	1,649,041	1,642,163	1,642,768	1,617,759	1,689,688
Total Deposits	1,567,006	1,595,572	1,596,400	1,611,317	1,602,308	1,636,266
Non-Interest Bearing Deposits	228,958	236,340	240,157	257,694	261,622	273,317
NOW, Money Market & Savings	598,199	604,690	583,849	604,872	608,743	619,661
CD's $100,000 and over	132,198	127,162	132,309	116,523	114,774	130,260
Other Time Deposits	607,651	627,380	640,085	632,227	617,169	613,028
Short-term borrowings	66,670	70,058	76,630	152,282	168,436	189,452
Long-term Debt	378,227	353,456	281,256	251,225	251,224	256,225
Shareholder's Equity	284,627	290,906	291,349	293,327	292,597	299,709
Balance Sheet (Daily Averages):
Assets	$2,311,571	$2,355,230	$2,336,508	$2,325,582	$2,330,748	$2,396,788
Earning Assets (1)	2,148,007	2,188,529	2,171,864	2,164,272	2,169,852	2,234,485
Securities (1)	500,196	492,951	492,956	515,276	548,725	580,738
Loans, Gross	1,620,031	1,648,775	1,643,499	1,647,140	1,620,521	1,653,663
Deposits	1,531,354	1,578,771	1,597,007	1,598,356	1,598,061	1,624,978
Shareholder's Equity	285,041	291,984	294,918	296,085	294,636	299,290
(1) Excludes unrealized gains related to securities available for sale.

S&T Bancorp, Inc. Consolidated Selected Financial Data June 30, 2002 (Dollars in thousands except per share data)							Page 3 of 3
	2001				2002		Year-to-date
Profitability Ratios (annualized):	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q	June 2002	June 2001
Return on Average Assets	2.04%	2.03%	2.01%	2.02%	2.00%	1.98%	1.99%	2.04%
Return on Average Shareholder's Equity	16.58%	16.38%	15.95%	15.90%	15.79%	15.85%	15.82%	16.47%
Yield on Earning Assets (FTE)	8.48%	8.02%	7.63%	7.19%	6.91%	6.72%	6.81%	8.24%
Cost of Interest Bearing Funds	4.98%	4.56%	4.22%	3.70%	3.37%	3.18%	3.27%	4.77%
Net Interest Margin (FTE)	4.41%	4.30%	4.23%	4.21%	4.21%	4.18%	4.19%	4.35%
Efficiency Ratio (FTE)(1)	41.20%	41.01%	41.19%	40.74%	44.49%	41.03%	42.72%	41.10%
Capitalization Ratios:
Dividends Paid to Net Income	50.89%	49.77%	52.16%	51.89%	55.89%	53.82%
Shareholder's Equity to Assets (Period End)	12.09%	12.31%	12.70%	12.44%	12.38%	12.35%
Leverage Ratio (2)	10.62%	10.61%	10.83%	10.98%	11.03%	11.18%
Risk Based Capital - Tier I (3)	12.28%	12.34%	12.78%	12.69%	12.78%	12.93%
Risk Based Capital - Tier II (3)	14.52%	14.69%	14.92%	14.89%	14.98%	14.92%
Other Data:
Shareholders of Record	3,174	3,171	3,174	3,193	3,147	3,127
Number of Banking Offices	39	39	40	40	40	40
Definitions:
(1) Recurring non-interest expense divided by recurring non-interest income plus net interest income, on a fully taxable equivalent basis.
(2) Equity less goodwill to total assets and allowance for loan losses.
(3) Effective October 1, 1998, banking regulators require financial institutions to include 45% of the pretax net unrealized holding gains on available for sale equity securities in Tier 2 capital.